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                                                              Exhibit 10(b)(v)


                        THIRD AMENDMENT OF LEASE


                  THIS THIRD AMENDMENT OF LEASE, dated as of January 1, 1997, between VICTOR INSETTA, DOING BUSINESS AS STEPAR LEASING COMPANY, having an office at 15 Stepar Place, Huntington Station, New York 11746 ("Landlord"), and AMERICAN TECHNICAL CERAMICS CORP., a Delaware corporation having its principal executive office at One Norden Lane, Huntington Station, New York 11746 ("Tenant").
                       W I T N E S S E T H :

                  WHEREAS, Victor Insetta (predecessor-in-interest to Landlord) leased to Phase Industries, Inc. (predecessor-in-interest to Tenant) the real property known as 15 Stepar Place, Huntington Station, New York, and all buildings and improvements thereon (collectively, the "Premises") pursuant to an Indenture of Lease (the "Original Lease"), dated as of July 15, 1976, as amended by an Amendment to Lease Agreement (the "First Amendment"), dated May 8, 1984, and a Second Amendment of Lease (the "Second Amendment"), dated as of February 9, 1989 (the Original Lease, the First Amendment and the Second Amendment are hereinafter collectively referred to as the "Lease"); and

                  WHEREAS, since February 28, 1996, Landlord and Tenant have operated under the terms of the Lease on a month-to-month basis; and

                  WHEREAS, Landlord and Tenant desire to amend the Lease to formally extended the term thereof through December 31, 2001;.
                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the mutual receipt and legal


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sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

                  1. Effective as of the date hereof, the Lease is hereby amended as follows:

                  Article II of the Original Lease, as amended by Paragraph 1 of the Second Amendment, is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

                                 "ARTICLE II

                                TERM OF LEASE

                           TO HAVE AND TO HOLD the said demised premises unto
                  the Tenant, for and during a term commencing on July 15, 1976 and terminating on December 31, 2001, unless such term shall be sooner terminated as hereinafter provided."

                  2. This Amendment is offered to Tenant for signature with the express understanding and agreement that this Amendment shall not be binding upon Landlord unless and until Landlord shall have executed and delivered a fully executed copy of this Amendment to Tenant.

                  3. As modified hereby, the Lease is hereby ratified and confirmed and continues in full force and effect.



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                  IN WITNESS WHEREOF, Landlord and Tenant have caused this
Amendment to be executed as of January 1, 1997.

                                 /s/ Victor Insetta
                                 -----------------------------------------
                                 VICTOR INSETTA DOING BUSINESS AS
                                 STEPAR LEASING COMPANY, Landlord



                                 AMERICAN TECHNICAL CERAMICS CORP.,
                                 Tenant


                                 By:  /s/ Victor Insetta
                                    -------------------------------------